VIRTUS Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2026
($ reported in thousands)

	Shares	Value
Common Stocks—98.2%
Communication Services—5.3%
Alphabet, Inc. Class C	34,725	$9,961
Meta Platforms, Inc. Class A	6,234	3,567
		13,528

Consumer Discretionary—7.8%
Genuine Parts Co.	35,796	3,785
Home Depot, Inc. (The)	14,904	4,902
Lennar Corp. Class A	29,478	2,560
Starbucks Corp.	50,707	4,543
Wynn Resorts Ltd.	38,954	3,956
		19,746

Consumer Staples—6.5%
McCormick & Co., Inc. Non-voting Shares	47,340	2,388
Mondelez International, Inc. Class A	92,231	5,316
Procter & Gamble Co. (The)	40,932	5,912
Target Corp.	23,555	2,855
		16,471

Energy—8.3%
Chevron Corp.	35,896	7,427
Expand Energy Corp.	41,962	4,607
Halliburton Co.	139,859	5,453
Ovintiv, Inc.	59,169	3,512
		20,999

Financials—17.0%
Capital One Financial Corp.	28,563	5,211
CME Group, Inc. Class A	12,058	3,561
Gallagher (Arthur J.) & Co.	12,748	2,761
Huntington Bancshares, Inc.	310,029	4,852
JPMorgan Chase & Co.	31,783	9,349
KeyCorp	266,315	5,340
LPL Financial Holdings, Inc.	13,924	4,189
Nasdaq, Inc.	31,299	2,657
	Shares	Value

Financials—continued
Progressive Corp. (The)	25,733	$5,101
		43,021

Health Care—9.1%
Becton Dickinson & Co.	24,551	3,860
Bio-Techne Corp.	77,183	4,034
Merck & Co., Inc.	46,469	5,590
Quest Diagnostics, Inc.	19,408	3,803
Thermo Fisher Scientific, Inc.	11,629	5,716
		23,003

Industrials—16.9%
Booz Allen Hamilton Holding Corp. Class A	41,439	3,234
Cummins, Inc.	5,251	2,825
Flowserve Corp.	64,348	4,730
ITT, Inc.	23,673	4,510
Knight-Swift Transportation Holdings, Inc. Class A	87,736	5,052
Regal Rexnord Corp.	23,196	4,344
Rockwell Automation, Inc.	8,660	3,108
Southwest Airlines Co.	68,135	2,560
United Rentals, Inc.	5,021	3,658
Vertiv Holdings Co. Class A	15,604	3,910
Waste Management, Inc.	21,533	4,948
		42,879

Information Technology—13.9%
Applied Materials, Inc.	15,419	5,270
Jabil, Inc.	18,541	4,925
Microchip Technology, Inc.	52,345	3,382
Nokia Oyj Sponsored ADR	665,149	5,348
Oracle Corp.	22,472	3,306
Qnity Electronics, Inc.	44,172	5,097
Teradyne, Inc.	17,048	5,054
Western Digital Corp.	10,930	2,956
		35,338

	Shares	Value

Materials—5.3%
International Paper Co.	142,586	$5,090
LyondellBasell Industries N.V. Class A	17,832	1,436
Mosaic Co. (The)	163,319	4,165
Vulcan Materials Co.	9,947	2,709
		13,400

Real Estate—2.8%
Equinix, Inc.	4,770	4,676
Mid-America Apartment Communities, Inc.	19,818	2,420
		7,096

Utilities—5.3%
Ameren Corp.	60,516	6,652
NextEra Energy, Inc.	73,058	6,785
		13,437

Total Common Stocks (Identified Cost $226,159)		248,918

Total Long-Term Investments—98.2% (Identified Cost $226,159)		248,918

TOTAL INVESTMENTS—98.2% (Identified Cost $226,159)		$248,918
Other assets and liabilities, net—1.8%		4,637
NET ASSETS—100.0%		$253,555

Abbreviation:
ADR	American Depositary Receipt
The following table summarizes the value of the Fund’s investments as of March 31, 2026, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2026	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$248,918	$248,918
Total Investments	$248,918	$248,918
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2026.
There were no transfers into or out of Level 3 related to securities held at March 31, 2026.
See Notes to Schedule of Investments

VIRTUS Ceredex Large-Cap Value Equity Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2026
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the
Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.